Summary prospectus

Growth equity

Delaware Smid Cap Growth Fund

(formerly, Delaware Growth Opportunities Fund)

Nasdaq ticker symbol
Institutional Class	DFDIX

 J

anuary 28, 2010
(as amended and restated March 29, 2010)

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/institutional/literature. You can also get this information at no cost by calling
800 362-7500 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated January 28, 2010, are each incorporated by reference into this summary prospectus.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Delaware Smid Cap Growth Fund

What is the Fund's investment objective?

Delaware Smid Cap Growth Fund seeks long-term capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder fees (fees paid directly from your investment)
Class	Institutional
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Exchange fees[1]	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investments)
Class	Institutional
Management fees	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.71%
Total annual fund operating expenses	1.46%
Fee waivers and expense reimbursements[2]	(0.24%)
Total annual fund operating expenses after waivers and reimbursements	1.22%

1	Exchanges are subject to the requirements of each Delaware Investments ® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2

The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.22% of the Fund's average daily net assets from January 28, 2010 through January 28, 2011.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the one-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Institutional
1 year	$124
3 years	$438
5 years	$775
10 years	$1,726

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

What are the Fund's main investment strategies?

The Fund invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. We particularly seek small- to mid-sized companies. For purposes of the Fund, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500

®

Growth Index. As of the latest reconstitution on June 30, 2009, the average market capitalization of a company in the Russell 2500 Growth Index was approximately $1.773 billion and the median market capitalization was approximately $465 million. The Index had a total market capitalization range of approximately $52 million to $4.244 billion.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies (80% Policy). The Fund's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom up approach, we seek to select securities of companies that we believe have attractive end market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation, and the company's shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Principal risks include:

Risk	Definition
Credit risk

The possibility that a bond's issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Bonds rated below investment grade are particularly subject to this risk.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Futures and options risk

The possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a fund gains from using the strategy.

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Limited number of stocks risk

The possibility that a single security's increase or decrease in value may have a greater impact on the fund's value and total return because the fund may hold larger positions in fewer securities than other funds.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

How has Delaware Smid Cap Growth Fund performed?

The bar chart and table below can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund's Institutional Class shares have varied over the past 10 calendar years. The table shows the average annual returns of the Institutional Class shares for the 1-, 5-, and 10-year periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 362-7500 or by visiting our web site at www.delawareinvestments.com/performance. Effective January 21, 2010, the Fund is transitioning to invest primarily in common stocks of small-to-medium-sized, growth-oriented companies whose total market capitalization at the time of investment will be within the range of the Russell 2500 Growth Index. Prior to this time, the Fund invested primarily in stocks of medium-sized companies whose total market capitalization at the time of investment was within the range of the Russell Midcap® Growth Index. The returns reflected in the bar chart may not be indicative of future performance.

Year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, Institutional Class' highest quarterly return was 23.43% for the quarter ended December 31, 2001 and its lowest quarterly return was -25.76% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Return before taxes	44.89%	2.11%	-0.16%
Return after taxes on distributions	44.89%	1.13%	-1.18%
Return after taxes on distributions and sale of Fund shares	29.18%	1.75%	-0.30%
Russell 2500® Growth Index (reflects no deduction for fees, expenses, or taxes)	-41.50%	-2.24%	0.75%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%

The Fund's returns above are compared to the performances of the Russell 2500 Growth Index and the Russell Midcap Growth Index. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is replacing the Russell Midcap Growth Index due to the transitioning of the Fund's investment objective and strategies because the Manager believes that the Russell 2500 Growth Index will better reflect the Fund's comparative performance in the smid cap growth universe. The Russell Midcap Growth Index may be excluded from this comparison in the future.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Position with Delaware Management Company	Start date on the Fund
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to your Client Services Representative at 800 362-7500 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at

800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following: (1) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans; (2) tax-exempt employee benefit plans of the Fund's Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor); (3) institutional advisory clients (including mutual funds) managed by the Manager or its affiliates, as well as the clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such clients; (4) a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (5) registered investment advisers (RIAs) investing on behalf of clients or advising clients who invest on their own behalf-such clients must consist solely of institutions and high net worth individuals having at least $1 million entrusted to or overseen by the RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients); (6) certain plans qualified under Section 529 of the Code for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; (7) programs sponsored by and/or controlled by financial intermediaries where: (a) such programs allow or require the purchase of Institutional Class shares; (b) the financial intermediary has entered into an agreement covering the arrangement with the Distributor and/or the Fund's transfer agent; and (c) the financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar service, or (ii) offers the Institutional Class shares through a no-commission network or platform; or (8) private investment vehicles, including, but not limited to, foundations and endowments purchasing shares directly from the Manager.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-045 [9/09] DG3 14724 [3/10]